                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2000


                               EMERGENT GROUP INC.
             (Exact name of Registrant as specified in its charter)


      Nevada                        0-21475                 93-1215401
(State of incorporation)     (Commission File No.)         (IRS Employer
                                                            Identification No.)


                                 375 Park Avenue
                            New York, New York 10152
                    (Address of Principal Executive Offices)

                  Registrant's telephone number: (212) 813-9700


                           DYNAMIC INTERNATIONAL, LTD.
                                58 Second Avenue
                            Brooklyn, New York 11215
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired:

            The financial statements required by Item 7(a) comprise pps. F-1 to F-11 of this Report.

      (b)   Pro forma Financial Information

            The pro forma financial information required by Item 7(b) comprise pps. F-12 to F-15 of this Report.

      (c)   Exhibits:

EXHIBIT NO.                               DESCRIPTION

      4.1 Equity Transfer and Reorganization Agreement, dated as of August 10, 2000, by and among the Registrant, Morton
                        B. Grossman, Isaac Grossman, Emergent Management Company, LLC and the holders of membership interests of Emergent Ventures LLC.*



-------------
* Heretofore filed.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members of
Emergent Ventures, LLC:

We have audited the accompanying statement of assets and liabilities of Emergent Ventures, LLC (a Delaware limited liability company), including the schedule of investments, as of July 31, 2000, and the related statement of operations, changes in net assets and cash flows for the period from inception (March 8, 2000) to July 31, 2000. These financial statements are the responsibility of the Manager. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emergent Ventures, LLC as of July 31, 2000, and the results of its operations, changes in net assets and its cash flows for the period from inception (March 8, 2000) to July 31, 2000 in conformity with accounting principles generally accepted in the United States.

As discussed in Notes 1 and 4, the financial statements include investments valued at $3,793,600 (54.4% of net assets) at July 31, 2000, whose values have been estimated by the Manager in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the Manager estimated values may differ from the values that would have been used had a ready market existed for the investments and the differences could be material.


/s/ ARTHUR ANDERSEN LLP

New York, NY
January 31, 2001

Emergent Ventures, LLC
(a limited liability company)

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2000




ASSETS:

   Investments                                              $3,793,600
   Cash and cash equivalents                                 2,510,200
   Other assets, net                                           739,458
                                                            ----------
            Total assets                                     7,043,258
                                                            ----------

LIABILITIES:
   Accrued expenses and other liabilities                       71,060
                                                            ----------
            Total liabilities                                   71,060
                                                            ----------

COMMITMENTS AND CONTINGENCIES: (Note 6)

            Net assets applicable to membership interests   $6,972,198
                                                             =========

The accompanying notes are an integral part of this statement.

Emergent Ventures, LLC
(a limited liability company)

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (MARCH 8, 2000) TO JULY 31,2000



EXPENSES:

      Legal fees                                             $122,312
      Office rent                                              76,750
      Consulting fees                                          73,425
      Miscellaneous other expenses                             29,848
      Temporary services                                       25,260
      Travel                                                   21,751
      Office supplies                                          12,353
                                                           ----------

                         Total Expenses                       361,699

  INCREASE IN UNREALIZED DEPRECIATION ON
INVESTMENTS                                                 1,339,228
                                                           ----------

             Investment loss                                1,700,927
                                                           ----------
            Decrease in net assets resulting from
              operations                                   $1,700,927
                                                           ==========



The accompanying notes are an integral part of this statement.

Emergent Ventures, LLC
(a limited liability company)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (MARCH 8, 2000) TO JULY 31, 2000





DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS:
     Investment loss                                       $(1,700,927)
                                                           ------------
            Decrease in net assets resulting  from
            operations                                      (1,700,927)

INCREASE IN NET ASSETS :
     Contributions by members:
            Cash                                             7,500,000
            Investments contributed at fair value            1,173,125
                                                           -----------
                   Total Contributions                       8,673,125
                                                           -----------

                   Total Increase in Net Assets              6,972,198
                                                           -----------


NET ASSETS, BEGINNING OF PERIOD                            $        --
                                                           -----------
NET ASSETS, END OF PERIOD                                  $ 6,972,198
                                                           ===========



The accompanying notes are an integral part of this statement.

Emergent Ventures, LLC
(a limited liability company)

SCHEDULE OF INVESTMENTS
JULY 31, 2000





                                                            % of
  Number of                                                  Net
   Shares          Description        Cost        Value     Assets         Industry
   ------          -----------        ----        -----     ------         --------

               TRADING INVESTMENTS:

                  Net Value
  183,334           Holdings Inc.   $2,000,000 $  744,794      10.7% Internet Consulting
   25,020         Emarketplace Inc.    135,625     51,603        .7% B2B Platform Developer
                                    ---------- ----------     -----

                     Subtotal        2,135,625    796,397      11.4%
                                    ---------- ----------     -----

               NON-TRADING
                  INVESTMENTS:
                  EQUITY SECURITIES
                  -----------------

1,136,506         Olliance Inc.        709,703    709,703      10.2% Open Source Software Consulting
                  Sanarus Medical
  333,333           Inc.               500,000    500,000       7.2% Medical Device Manufacturer
                  SundoTelecom Co.
  100,000           Ltd                100,000    100,000       1.4% Korean Telecom
                  Digital Media
    6,000           Co., Ltd            50,000     50,000        .7% Internet Hosting Company
  100,000         Biotel Co. Ltd       100,000    100,000       1.4% Scientific Instruments And Bio Sensors
        -         RFP Marketplace      250,000    250,000       3.6% B2B ASP
  808,823         eCongo.com, Inc.     687,500    687,500       9.9% E-Commerce Infrastructure Provider
  100,000         Interbio Co. Ltd     100,000    100,000       1.4% Korean Technology Holding Company
                                    ----------  ---------     -----
                           Subtotal  2,497,203  2,497,203      35.8%
                                    ----------  ---------     -----

                    DEBT SECURITIES
Convertible         eCongo.com,
     Debt             Inc.             500,000    500,000       7.2% E-Commerce Infrastructure Provider
                                    ---------- ----------     -----

                    Total cost/
                      value of
                      investments   $5,132,828 $3,793,600      54.4%
                                    ========== ==========     =====



The accompanying notes are an integral part of this schedule.

EMERGENT VENTURES, LLC
(a limited liability company)

STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (MARCH 8, 2000) TO JULY 31, 2000



CASH FLOWS FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations     $(1,700,927)
   Adjustments to reconcile net increase in net assets
     resulting from operations to net cash used in
     operating activities:
       Unrealized depreciation on investments                1,339,228
       Depreciation of fixed assets                              8,610
       Increase in operating assets:
         Other assets                                         (748,068)
       Increase in operating liabilities:
         Accrued expenses and other liabilities                 71,060
   Investing activities:
     Purchases of securities                                (3,959,703)
                                                            -----------
            Net cash used in operating activities           (4,989,800)
                                                            -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Contributions by Members                                  7,500,000
                                                            ----------
            Net cash provided by financing activities        7,500,000
                                                            ----------
            Net increase in cash and cash equivalents        2,510,200

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  -
                                                            -----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                    $2,510,200
                                                            ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   INVESTMENTS CONTRIBUTED FOR MEMBERSHIP INTERESTS         $1,173,125
                                                            ==========


The accompanying notes are an integral part of this statement.

EMERGENT VENTURES, LLC
(a limited liability company)

NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000


1. GENERAL AND SIGNIFICANT
   ACCOUNTING POLICIES

   Emergent Ventures, LLC (the "Fund") was formed and commenced operations in the State of Delaware on March 8, 2000. The company was formed to invest primarily in global private equity investment opportunities in information technology, health care and medical technology companies.

   Emergent Ventures, LLC's equity capitalization consisted of a contribution of $1,173,125 in securities by Emergent Management Company, LLC (the "Manager"), a Delaware limited liability company, for 58% of Emergent Ventures, LLC's equity interest, and a contribution of $7,500,000 in cash by other members in return for the remaining 42% of Emergent Ventures, LLC's equity interest.

   The accompanying financial statements have been prepared using accounting principles generally accepted in the United States. Significant accounting policies are as follows:

      PORTFOLIO VALUATION, TRADING INVESTMENTS

      Trading investments are recorded in the accompanying financial statements on the following basis: any security which is traded on an internationally or nationally recognized securities exchange or the Nasdaq Stock Market National Market System ("Nasdaq") shall be valued at the last sale price on the date of valuation as quoted on such exchange or market, as the case may be, which represents the principal market on which such security is traded. If there is no sale of such security on such day, such security shall be valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, such security shall be valued by such method as the Manager shall determine in good faith to reflect its fair value.

      Any security which is traded principally in the over-the-counter market (but excluding securities admitted to trading on Nasdaq) shall be valued at the latest bid price available on the date of valuation.

      PORTFOLIO VALUATION, NONTRADING INVESTMENTS

      Securities or investments and assets of the Fund other than Trading Investments as well as investments of the Fund where no market value can be determined either (i) because there is no public market or (ii) the market is not deemed to be an indicator of value because of limited float or trading activity shall be assigned such value as the Manager or a third party engaged to provide such service shall determine in good faith to reflect its fair value. The Manager has determined that such securities shall be valued generally at cost, unless during the subsequent period there is an independent third-party transaction establishing a different value or another material transaction affecting such value.

      The investments included in the accompanying Statement of Assets and Liabilities have been valued in accordance with the Fund's non-trading investment valuation policy.

EMERGENT VENTURES, LLC
(a limited liability company)

NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

    Transactions are accounted for on the trade date in the case of public market transactions or on the date of purchase in other cases. Interest income is recorded on the accrual basis; dividend income paid in cash is recorded on the date on which the payment is fixed, while dividend income paid in marketable securities is valued on the date such securities are sold (as it is the Fund's policy not to hold these securities).

    REALIZED AND UNREALIZED GAINS AND LOSSES ON INVESTMENTS

    Management's policy is to include unrealized holding gains and losses on trading securities and to report them as a net amount in operations. Realized gains and losses on the sale of trading securities are determined using the specific identification method.

    The Fund Manager estimates that the costs and fair values of the non-marketable securities are the same at July 31, 2000. Therefore, no unrealized gains or losses have been recorded. The Fund did not sell or trade any of its securities during the period ended July 31, 2000 and accordingly, has not recognized any realized gains or losses.

    TAXES

    No provision is made for United States federal income or local income taxes as the company is a limited liability company and is treated as a membership for taxes. As such, interest, distributions and gains received by the company are taxed directly to the members.

    CASH AND CASH EQUIVALENTS

    The Fund considers its investments in time deposits that have an original maturity of less than 90 days to be cash equivalents.

    DUE DILIGENCE COSTS

    Expenses incurred for professional fees in connection with the due diligence investigation of potential investments and related costs incurred will be capitalized. All other due diligence expenses will be expensed as incurred.

    OTHER ASSETS

    The company has purchased a nominal amount of fixed assets for use in its operating office. The assets are being depreciated over their estimated useful lives of five to seven years. Depreciation expense for the period was $8,610.

         Other Assets consist of the following at July 31, 2000:
         Fixed Assets, net                                         $285,000
         Security Deposit for Office Space                          196,000
         Due from Related Parties (see Note 5)                      258,000
                                                                   --------
                                                                   $739,000
                                                                   ========
                                     F-8

EMERGENT VENTURES, LLC
(a limited liability company)

NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000

    FINANCIAL AND BUSINESS RISKS RELATED TO NON-MONETARY SECURITIES

    A significant portion of the Fund's assets are invested in non-marketable securities which may involve significant business and financial risks and may result in substantial losses. Due to the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for marketable securities. These securities may be resold in privately negotiated or public sale transactions and the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not marketable may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

    USE OF ESTIMATES

    The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    AVERAGE INVESTMENT

    There is no stated minimum or maximum investment; however, the Manager will generally look to make investments resulting in ownership of between 5% and 25% of portfolio companies.

    TERM

    The Fund will terminate ten years from the date of the initial closing, but may be extended at the discretion of the Manager.


2. MEMBERS' CAPITAL

      Members' capital consists of the following at July 31, 2000:

      Membership Interest:
        Paid-in capital                              $8,673,125
        Decrease in net assets resulting from
          operations                                 (1,700,927)
                                                     ----------
                 Net assets applicable to
                   membership interest               $6,972,198
                                                     ==========

EMERGENT VENTURES, LLC
(a limited liability company)

NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000


    ALLOCATIONS

    The Fund's net profits will be allocated 80% to the Members in proportion to their respective membership interests in the Fund and 20% to the Manager (the "Manager Allocation"). Net losses, if any, will be allocated in the same manner as net profits. Notwithstanding the foregoing, no amounts will be allocated to the Manager until prior losses, if any, that have been allocated to the members, have been recouped.

    DISTRIBUTIONS

    Distributions of net profits will be made on an annual basis. Distributions constituting a return of capital will not commence until the fifth year of the Fund's term and may include distributions of portfolio securities. All distributions will be made to the members and the Manager in proportion to their respective interests in the net profits of the Fund


3. CAPITAL COMMITMENTS

   The private offering memorandum agreement between the Fund and its members does not stipulate the requirements for members to contribute additional capital. Any new membership interest units purchased by new members will result in a dilutive interest on behalf of the existing members.


4. THE FUND

    MANAGER

    The Manager of the Fund is Emergent Management Company, LLC, a Delaware limited liability company.

    BASIC MANAGEMENT FEE

    The Fund will pay the Manager a quarterly basic fee in an amount equal to 0.25% (i.e., 1% per annum) of the net assets of the Fund. The basic fee is paid as soon as practicable after the last day of each calendar quarter and is calculated based on the net assets of the Fund as of the end of such quarter (adjusted for subscriptions and redemptions made during the quarter). The basic fee is deducted in determining the net profit or net loss of the Fund. In the event the Fund is not in existence for the entire calendar quarter, the basic fee for such quarter shall be prorated.

    EXPENSES

    The Manager will be responsible for and shall pay, or cause to be paid, all of the Manager's ordinary office overhead expenses, including rent, supplies, secretarial expenses, printing and stationery, charges for furniture and fixtures and compensation of security analysts and administrative personnel. All other expenses will be borne by the Fund, including organizational expenses, expenses of this offering, legal, accounting, auditing and other professional expenses, investment expenses such as commissions, research expenses (including research-related travel expenses), interest on margin accounts, custodial fees and other reasonable expenses related to the purchase, sale or transmittal of Fund assets.

EMERGENT VENTURES, LLC
(a limited liability company)

NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000


5. RELATED PARTY TRANSACTIONS

   Emergent Ventures, LLC is owned 58% by Emergent Management Company, LLC, an entity controlled by the principal members of the Fund. In addition, another entity owned by the principal members of the Fund paid the majority of the operating expenses for the period from inception (March 8, 2000) to July 31, 2000 on the Fund's behalf. Upon the receipt of its initial funding, the Fund reimbursed the related party in full. This related party owes the Fund approximately $258,000. This amount is expected to be paid on or before March 31, 2001.

6. COMMITMENTS AND CONTINGENCIES

   The Fund's related party has entered into a lease agreement for office space that will be shared by all of the related entities. The agreement expires on March 31, 2005.

7. SUBSEQUENT EVENT

   ACQUISITION

   On August 31, 2000, the Fund consummated the transactions contemplated by the Equity Transfer Transaction (the "Transfer"), all pursuant to an Equity Transfer and Reorganization Agreement dated August 10, 2000 (the "Agreement"), by and among Dynamic International, Ltd. ("Dynamic"), certain of its shareholders, Emergent Management Company, LLC, and the several holders of membership interests in the Fund.

   Pursuant to the Agreement, the Fund contributed substantially all of its assets to Dynamic in exchange for the issuance of approximately 39,000,000 shares of Dynamic's common stock to the members of the Fund. Dynamic subsequently changed its name to Emergent Group Inc.

   On August 31, 2000, pursuant to and in accordance with the Agreement, prior to the consummation of the Transfer, Dynamic transferred all of the assets and liabilities (other than outstanding bank debt in the amount of $250,000) to a wholly-owned corporation of Dynamic named Dynamic International Inc. Dynamic International Inc. acquired the transferred assets, assumed the remaining liabilities and indemnified Dynamic against any liabilities relating to or arising out of the transferred assets and the assumed liabilities.

   For financial accounting purposes, the acquisition was accounted for as a recapitalization by the Fund (as the accounting acquiror) with Dynamic (as the accounting acquiree). After the Transfer, the former members of the Fund became the beneficial owners of approximately 39,000,000 shares of Dynamic's common stock, representing approximately a 90% interest in Dynamic. Each of the Directors of Dynamic immediately resigned prior to the consummation of the Transfer. The principal interest holders of the Manager of the Fund were elected as directors of Dynamic and now comprise a majority of Dynamic's directors, and serve as Dynamic's executive officers.

EMERGENT VENTURES, LLC AND DYNAMIC INTERNATIONAL, LTD.
INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

On August 31, 2000, Emergent Ventures, LLC, (the "Fund") consummated the transactions contemplated by the Equity Transfer Transaction (the "Transfer"), all pursuant to an Equity Transfer and Reorganization Agreement dated August 10, 2000 (the "Agreement"), by and among Dynamic International, Ltd. ("Dynamic"), certain of its shareholders, Emergent Management Company, LLC, and the several holders of membership interests in the Fund.

Pursuant to the Agreement, the Fund contributed substantially all of its assets to Dynamic in exchange for the issuance of approximately 39,000,000 shares of Dynamic's common stock to the members of the Fund. Dynamic subsequently changed its name to Emergent Group Inc.

On August 31, 2000, pursuant to and in accordance with the Agreement, prior to the consummation of the Transfer, Dynamic transferred all of the assets and liabilities (other than outstanding bank debt in the amount of $250,000) to a wholly-owned corporation of Dynamic named Dynamic International Inc. Dynamic International Inc. acquired the transferred assets, assumed the remaining liabilities and indemnified Dynamic against any liabilities relating to or arising out of the transferred assets and the assumed liabilities.

For financial accounting purposes, the acquisition was accounted for as a recapitalization by the Fund (as the accounting acquiror) with Dynamic (as the accounting acquiree). After the Transfer, the former members of the Fund became the beneficial owners of approximately 39,000,000 shares of Dynamic's common stock, representing approximately a 90% interest in Dynamic. Each of the Directors of Dynamic immediately resigned prior to the consummation of the Transfer. The principal interest holders of the Manager of the Fund were elected as directors of Dynamic and now comprise a majority of Dynamic's directors, and serve as Dynamic's executive officers.

The historical financial statements presented herein are the historical financial statements of the Fund adjusted for the recapitalization. The Fund's accumulated deficit is carried over in the accompanying consolidated financial statements.

EMERGENT VENTURES, LLC AND DYNAMIC INTERNATIONAL, LTD.
PRO FORMA COMBINING BALANCE SHEETS (UNAUDITED)
FOR EMERGENT VENTURES, LLC AS OF JULY 31, 2000 AND
DYNAMIC INTERNATIONAL, LTD. AS OF APRIL 30, 2000


                                         Emergent      Dynamic                   Operations             Pro               Pro
                                         Ventures,  International,              Transferred            Forma             Forma
                                           LLC          Ltd.        Combined   (except debt)        Adjustments         Combined
                                       --------------------------------------------------------------------------------------------

ASSETS
CURRENT ASSETS                           $2,768,201    $5,271,695   $ 8,039,896  $(5,271,695)(a)       $ (250,000)(d)   $2,518,201
PROPERTY AND EQUIPMENT, net                 285,785        55,608       341,393      (55,608)(a)                           285,785
OTHER ASSETS                              3,989,272         1,000     3,990,272       (1,000)(a)                         3,989,272
GOODWILL                                                                             250,000 (b)                           250,000
                                       ============================================================================================
TOTAL ASSETS                             $7,043,258    $5,328,303   $12,371,561  $(5,078,303)          $ (250,000)      $7,043,258
                                       ============================================================================================


LIABILITIES                              $   71,060    $4,874,781   $ 4,945,841  $(4,624,781)(a)       $ (250,000)(d)   $   71,060


MEMBERS' CAPITAL
   Paid in Capital                        8,673,125                   8,673,125                        (8,673,125)(f)           --
   Members' Deficit                      (1,700,927)                 (1,700,927)                       (1,700,927)(g)           --
                                       ---------------------------------------------------------------------------    -------------
                                          6,972,198            --     6,972,198           --           (6,972,198)              --

STOCKHOLDERS' EQUITY
   Preferred Stock - $.001 par value,
     10,000,000 shares
     Authorized; none outstanding                              --            --                                                 --
   Common Stock -$.001 par value,
     50,000,000 shares
     Authorized; 44,418,528 shares
       Issued and Outstanding                               4,419         4,419                            39,755 (c)       44,174

   Additional paid-in capital                           4,869,796     4,869,796     (703,522)(a)          (39,755)(c)    8,628,954
                                                                                     250,000 (b)

                                                                                                       (4,420,690)(e)
                                                                                                        8,673,125 (f)

   Accumulated Deficit                                 (4,420,690)   (4,420,690)                        4,420,690 (e)   (1,700,927)
                                                                                                       (1,700,927)(g)

   Total equity                           6,972,198       453,525     7,425,723     (453,522)                  --        6,972,201
                                       --------------------------------------------------------------------------------------------
     Less: Treasury stock,
       at cost (540 shares)                                    (3)           (3)                                                (3)
                                       --------------------------------------------------------------------------------------------
   Total stockholders' equity             6,972,198       453,522     7,425,720     (453,522)                  --        6,972,198
                                       --------------------------------------------------------------------------------------------

   Total liabilities and
     stockholders' equity                $7,043,258    $5,328,303   $12,371,561  $(5,078,303)         $  (250,000)      $7,043,258
                                       ============================================================================================

EMERGENT VENTURES, LLC AND DYNAMIC INTERNATIONAL, LTD.
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR EMERGENT VENTURES, LLC FOR THE PERIOD FROM INCEPTION (MARCH 8, 2000) TO JULY 31, 2000 AND FOR DYNAMIC INTERNATIONAL, LTD.
FOR THE YEAR ENDED APRIL 30, 2000


                                        Emergent        Dynamic                    Operations            Pro             Combined
                                        Ventures,    International,               Transferred          Forma               Pro
                                          LLC            Ltd.        Combined     (except debt)      Adjustments          Forma
                                   -----------------------------------------------------------------------------------------------

Sales                                 $        -       $8,686,451   $8,686,451  $(8,686,451) (h)                               $-
Other Income                                   -              407          407         (407) (h)                                -
                                   -----------------------------------------------------------------------------------------------
   Total Revenue                               -        8,686,858    8,686,858   (8,686,858)                                    -

Cost of Sales                                  -        6,938,441    6,938,441   (6,938,441) (h)                                -
                                   -----------------------------------------------------------------------------------------------

Gross Profit                                   -        1,748,417    1,748,417   (1,748,417) (h)                                -

Operating Expenses                     1,700,927        3,258,967    4,959,894   (3,258,967) (h)        34,700 (i)      1,735,627
                                   -----------------------------------------------------------------------------------------------
      Total operating expenses         1,700,927        3,258,967    4,959,894   (3,258,967)            34,700          1,735,627

Loss before income tax                (1,700,927)      (1,510,550)  (3,211,477)   1,510,550  (h)       (34,700)        (1,735,627)
                                   -----------------------------------------------------------------------------------------------

Income tax benefit                             -         (139,347)    (139,347)     139,347  (h)             -                  -
                                   -----------------------------------------------------------------------------------------------

Net loss                             $(1,700,927)     $(1,371,203) $(3,072,130)  $1,371,203           $(34,700)        $(1,735,627)
                                   ===============================================================================================

PRO FORMA EARNINGS PER SHARE DATA:
---------------------------------
Net Loss Per Share
Basic and Diluted
                                                                                                                            $(.04)
                                                                                                                            =====
Weighted Average Shares Used in Computing
Amounts
Basic and Diluted Shares                                                                                              44,418,528
                                                                                                                      ==========

EMERGENT VENTURES, LLC AND DYNAMIC INTERNATIONAL, LTD.


NOTES TO PRO FORMA STATEMENTS
FOR THE PERIOD FROM INCEPTION (MARCH 8, 2000) TO JULY 31, 2000



BASIS OF PRESENTATION

The unaudited pro forma balance sheet combines the historical audited balance sheets of Emergent as of July 31, 2000 and Dynamic as of April 30, 2000 and is presented as if the Acquisition of Emergent by Dynamic had occurred as of July 31, 2000. The unaudited pro forma statements of operations combine the historical audited statements of operations of Emergent for the period from inception (March 8, 2000) to July 31, 2000, and Dynamic for the year ended April 30, 2000 to reflect the acquisition as if it had been consummated on March 8, 2000.

No benefit from income taxes, resulting from the current year losses, is reflected in the accompanying pro forma statements because the Fund changed its tax status as a result of the merger and accordingly, such losses will not be deducted in its tax returns filed subsequent to the merger.

UNAUDITED PRO FORMA ADJUSTMENTS

Descriptions of the adjustments included in the unaudited pro forma financial statements are as follows:


2. UNAUDITED PRO FORMA ADJUSTMENTS

BALANCE SHEET ADJUSTMENTS
(a) Reflects the transfer of Dynamic's assets and liabilities to its former shareholders
(b) Records the goodwill obtained as a result of the acquisition of Emergent by Dynamic
(c) Reflects shares issued by Dynamic in connection with the reverse merger for the acquisition of Emergent
(d)   Reflects payment of the debt assumed by Emergent in the acquisition
(e)   Reflects the elimination of Dynamic's accumulated deficit
(f) Reflects the reclassification of Emergent's paid-in-capital to paid-in-capital of the Fund
(g) Reflects the reclassification of Emergent's accumulated deficit to accumulated deficit of the Fund

STATEMENT OF OPERATIONS ADJUSTMENTS
(h) Reflects the transfer of the former Dynamic operations to Dynamic International, Inc.
(i) Reflects the amortization expense for the goodwill obtained as a result of the acquisition of Emergent by Dynamic over a three year period.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report or amendment thereto to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 20, 2001                EMERGENT GROUP INC.


                                          By:   /s/ Daniel Yun
                                                Daniel Yun
                                                Chairman